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             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549



                          Form 8-K


                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the

               Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      JUNE 30, 1994
                                                 ------------------------


                              ACME METALS INCORPORATED
- - ------------------------------------------------------------------------
   (Exact name of registrant as specified in its charter)



           DELAWARE                0-14727       36-3802419
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 (State or other jurisdiction      (Commission   (IRS Employer
 of incorporation)                 File Number)  Identification
                                                 No.)



         13500 SOUTH PERRY AVENUE, RIVERDALE, ILLINOIS     60627-1182
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           (Address of principal executive offices)        (Zip Code)



Registrant's telephone number, including area code   (708) 849-2500
                                                    ---------------------


- - -------------------------------------------------------------------------
        (Former name or former address, if changed since last report)


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Item 5.    Other Events.

     On June 30, 1994, the Company issued a press release announcing that the Board of Directors had approved construction of the proposed continuous thin slab caster/hot strip mill complex at its Acme Steel Company in Riverdale, Illinois, plant contingent upon successful completion of the financing for the project and that the Company had selected Raytheon Engineers & Constructors, Inc. of Philadelphia to serve as general contractor for the project and SMS Schloemann-Siegag AG, of Dusseldorf, as the primary equipment supplier.

Item 7.     Financial Statements, Pro Forma Financial Information and
Exhibits

    The following exhibits accompany this Current Report on Form 8-K.

          EXHIBIT NO.              DESCRIPTION
          -----------              -----------

               28.1        Press release issued on June 30, 1994



                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          ACME METALS INCORPORATED
                          ---------------------------------------
                          (Registrant)



Date:  August 2, 1994     By:    /s/ Edward P. Weber, Jr.
                             -------------------------------------
                             Edward P. Weber, Jr.
                             Vice President, General Counsel and
                             Secretary